SUB-ITEM 77Q1(A)
                   AMENDMENTS TO TRUST INSTRUMENT AND BY-LAWS

The Registrant's By-laws, Exhibit (b) to the Registrant's Registration Statement on Form N-1A, is incorporated by reference as filed via EDGAR in Post-Effective Amendment No. 169 on April 28, 2005, accession number 0001275125-05-000215.